Exhibit 99.1

Investor Presentation September 2015

FORWARD LOOKING STATEMENTS We make forward - looking statements in this presentation that are subject to risks and uncertainties . These forward - looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives . When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward - looking statements . Statements regarding the following subjects, among others, may be forward - looking by their nature : • our ability to increase our dividend per share of common stock ; • the state of the U . S . economy generally or in specific geographic regions in which we operate, and the effect of general economic conditions on the lodging industry and our business in particular ; • market trends in our industry, interest rates, real estate values and the capital markets ; • our business and investment strategy and, particularly, our ability to identify and complete hotel acquisitions ; • our projected operating results ; • actions and initiatives of the U . S . government and changes to U . S . government policies and the execution and impact of these actions, initiatives and policies ; • our ability to manage our relationships with our management companies and franchisors ; • our ability to maintain our existing and future financing arrangements ; • changes in the value of our properties ; • impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; • our ability to satisfy the requirements for qualification as a REIT under the U . S . Tax Code ; • our ability to repay or refinance our indebtedness as it matures or becomes callable by lenders ; • availability of qualified personnel ; • our ability to make distributions to our stockholders in the future ; • general volatility of the market price of our securities ; and • degree and nature of our competition . The forward - looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently available to us . You should not place undue reliance on these forward - looking statements . These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us . These factors are discussed under “Item 1 A . Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31 , 2014 and in other documents we have filed with the Securities and Exchange Commission . If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward - looking statements . Any forward - looking statement speaks only as of the date on which it is made . New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us . Except as required by law, we are not obligated to, and do not intend to, publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . This presentation may contain statistics and other data that may have been obtained from or compiled from information made available by third - parties .

SUMMIT HIGHLIGHTS • Unique Focus on Premium Select - Service • Portfolio Transformation Driving Growth • Recycling Capital to Improve Portfolio Quality • Attractive Dividend Yield • Strong, Conservative Balance Sheet 1 • Recently Announced Portfolio Sale

PORTFOLIO DISPOSITION – RECENT NEWS 2 TRANSACTION HIGHLIGHTS Seller: Summit Hotel OP, LP (and affiliates) Buyer: American Realty Capital Hospitality Trust, Inc. Hotels: 26 Guestrooms: 2,793 Sales Price: $347.4 million Sales Price per Key: $124,400 Estimated Capital Improvements: $20.4 million Capitalization Rate (TTM): 7.4% • On June 2 , 2015 , the Company entered into purchase and sale agreements to sell 26 hotels for a total price of $ 351 . 4 million, which represents an estimated post - renovation capitalization rate of 7 . 5 percent for the trailing twelve months ended June 30 , 2015 . • On August 21 , 2015 , the Company modified the purchase and sale agreements resulting in a total price of $ 347 . 4 million, which represents an estimated post - renovation capitalization rate of 7 . 4 percent for the trailing twelve months ended June 30 , 2015 . • As of August 21 , 2015 , earnest money deposits totaling $ 35 . 2 million became nonrefundable, except in certain limited circumstances . • The sale of the properties is scheduled to close in three separate tranches, with estimated sale dates in September 2015 , October 2015 and January 2016 . • The Company has closed on acquisitions totaling $ 115 . 8 million since the portfolio disposition was announced in June 2015 . In addition, the Company has approximately $ 192 million of acquisitions under contract, which are expected to close in the fourth quarter 2015 .

PORTFOLIO DISPOSITION – TRANSFORMATIONAL EVENT 3 Current Portfolio (93) EBITDA Concentration By MSA Dispositions (26) Portfolio Post Disposition (67) The pro forma portfolio (67) represents a premium across all operating metrics as compared to the selected disposition portfolio (26) Note: All metrics reflect hotel count, guestroom count and trailing twelve month financial results as of June 30, 2015. $82.67 $104.24 $65 $75 $85 $95 $105 $115 Dispositions (26) Pro Forma (67) RevPAR + 26% $11,100 $14,500 $10,000 $11,500 $13,000 $14,500 $16,000 Dispositions (26) Pro Forma (67) Hotel EBITDA per Key + 31% 35.3% 36.2% 34.5% 35.0% 35.5% 36.0% 36.5% Dispositions (26) Pro Forma (67) Hotel EBITDA margins +90 bps Top 25 49% Top 50 30% Other 21% Top 25 20% Top 50 10% Other 70% Top 25 56% Top 50 35% Other 9%

PORTFOLIO DISPOSITION – SELECTED FINANCIAL DATA 4 For the Trailing Twelve Months ended June 30, 2015 Financial Summary (in thousands) Current Portfolio Disposition Portfolio Pro Forma Portfolio Hotel count 93 26 67 Guestroom count 11,933 2,793 9,140 Occupancy 76.5% 76.3% 76.6% ADR $ 129.49 $ 108.30 $ 136.07 RevPAR $ 99.12 $ 82.67 $ 104.24 Room revenue $ 425,609 $ 84,282 $ 341,327 Other revenue 26,839 3,102 23,736 Total revenue $ 452,448 $ 87,384 $ 365,063 Hotel EBITDA $ 163,210 $ 30,884 $ 132,326 Hotel EBITDA margin % 36.1% 35.3% 36.2% Hotel EBITDA per Key $ 13,700 $ 11,100 $ 14,500

PORTFOLIO DISPOSITION – HOTEL SCHEDULE

LOCATION	ROOMS	ESTIMATED SALE DATE
Hampton Inn - Medford, OR	75	Sep-15
DoubleTree - Baton Rouge, LA	127	Sep-15
Fairfield Inn & Suites - Baton Rouge, LA	78	Sep-15
SpringHill Suites - Baton Rouge, LA	78	Sep-15
TownePlace Suites - Baton Rouge, LA	90	Sep-15
Hampton Inn & Suites - El Paso, TX	139	Sep-15
Hampton Inn - Ft. Wayne, IN	118	Sep-15
Residence Inn - Ft. Wayne, IN	109	Sep-15
Courtyard - Flagstaff, AZ	164	Sep-15
SpringHill Suites - Flagstaff, AZ	112	Sep-15
Residence Inn - Jackson, MS	100	Oct-15
Holiday Inn Express - Vernon Hills, IL	119	Oct-15
Courtyard - Germantown, TN	93	Oct-15
Courtyard - Jackson, MS	117	Oct-15
Fairfield Inn & Suites - Germantown, TN	80	Oct-15
Residence Inn - Germantown, TN	78	Oct-15
Aloft - Jacksonville, FL	136	Oct-15
Staybridge Suites - Ridgeland, MS	92	Oct-15
Homewood Suites - Ridgeland, MS	91	Oct-15
Courtyard - El Paso, TX	90	Oct-15
Fairfield Inn & Suites - Spokane, WA	84	Jan-16
Fairfield Inn & Suites - Denver, CO	160	Jan-16
SpringHill Suites - Denver, CO	124	Jan-16
Hampton Inn - Ft. Collins, CO	75	Jan-16
Fairfield Inn & Suites - Bellevue, WA	144	Jan-16
Hilton Garden Inn - Ft. Collins, CO	120	Jan-16
	2,793	

5

2011 (IPO) NEARLY 25 YEARS OF EXECUTION 2014 - forward 6 2012 2013 1991 - 2011 2011 (IPO) 2012 2013 2014 - forward - Predecessor company founded to acquire, develop and operate select - service hotels - Approximately $311.0 million of capital investments from 2007 until our IPO in February 2011 - Prior to IPO, 93 hotels were acquired and 27 hotels sold - Priced 26.0 million share IPO in February of 2011, generating gross proceeds of $253.5 million - Acquired five hotels, totaling 567 guestrooms for a total purchase price of $50.0 million - Expanded credit facility to allow us additional flexibility and capacity for acquisitions - $50.0 million of preferred stock issued at a rate of 9.25% - Acquired 19 hotels, totaling 2,348 guestrooms for a total purchase price of $265.4 million - $112.5 million of common stock issued at $8.15 per share - $75.0 million of preferred stock issued at a rate of 7.875% - Sold five hotels and two land parcels for a total sales price of $27.8 million - Acquired 19 hotels, totaling 3,033 guestrooms for a total purchase price of $475.6 million - $314.0 million of common stock issued at an average price of $9.10 per share - $85.0 million of preferred stock issued at a rate of 7.125% - Sold 15 hotels and five land parcels for a total sales price of $58.6 million - Acquired six hotels in 2014, totaling 990 guestrooms for an aggregate purchase price of $214.7 million - Sold four hotels and three parcels of land in 2014 for a total sales price of $19.8 million - Acquired five hotels YTD as of August 31, 2015, totaling 707 guestrooms for a purchase price of $154.8 million

Executive Lodging Experience Operations Experience REIT Experience Background Daniel P. Hansen President & Chief Executive Officer 11 years 10 years 4 years Prior to joining Summit, Mr . Hansen spent 11 years with Merrill Lynch in various leadership positions . Mr . Hansen was previously the President and Chief Financial Officer of the company’s predecessor, Summit Hotel Properties, LLC after serving as Chief Development Officer . Mr . Hansen holds a B . A . in economics from South Dakota State University and serves on boards and advisory councils for the lodging industry and several hotel brands . Craig J. Aniszewski Executive Vice President & Chief Operating Officer 30 years 30 years 4 years Prior to joining Summit, Mr . Aniszewski spent 13 years with Marriott International, Inc . , where he held sales and operations positions in both select - service and full - service convention and resort hotels . Mr . Aniszewski joined The Summit Group in January 1997 . Mr . Aniszewski served as Executive Vice President and Chief Operating Officer overseeing the 1 , 800 employee management company and was responsible for all facets of owning and operating US hotels in 19 states . Greg A. Dowell Executive Vice President & Chief Financial Officer 1 year 17 years 11 years Prior to joining Summit, Mr . Dowell held the position of Senior Executive Vice President and Chief Operating Officer at American Campus Communities (NYSE : ACC) . During his 13 - year tenure, Dowell managed all aspects of operations, facilities management, human resources, information technology and various aspects of accounting and systems development . He played a key role in the development of ACC’s specialized operating platform which facilitated American Campus Communities becoming the first student housing REIT to be publicly traded in 2004 . Prior to joining ACC, Dowell spent ten years in progressive capacities with Century Development . 2011 (IPO) EXPERIENCED LEADERSHIP DRIVING SUCCESS 7 2012

2012 2013 2014 Properties 84 4.8% 88 2.3% 90 Keys 9,019 20.9% 10,908 5.1% 11,463 Occupancy ¹ 70.7% 3.7% 73.3% 3.3% 75.7% ADR ¹ $ 97.90 14.6% $ 112.23 10.5% $ 123.98 RevPAR ¹ $ 69.22 18.8% $ 82.25 14.1% $ 93.83 Hotel EBITDA ¹ / Key $ 8,200 / key 26.8% $ 10,400 / key 24.0% $ 12,900 / key Hotel EBITDA margin ¹ 31.1% 342 bps 34.6% 84 bps 35.4% Market Cap ² $ 488.2 M 58.9% $ 775.9 M 39.0% $ 1.1 B TEV ² $ 911.8 M 50.8% $ 1.4 B 36.5% $ 1.9 B 90 - Day Average Daily Dollar Volume 3 $ 2.1 M 175.3% $ 5.9 M 66.4% $ 9.8 M 1 Pro forma information includes trailing twelve month operating results as reported for the years ended December 31 , 2012 , 2013 and 2014 as if each hotel had been owned by the Company since January 1 of the previous year . As a result, these pro forma operating measures include operating results for certain hotels for periods prior to the Company’s ownership . 2 Assumes a stock price of $ 9 . 50 , $ 9 . 00 and $ 12 . 44 as of close on December 31 , 2012 , 2013 and 2014 , respectively . 3 Represents the last 90 trading days of each fiscal year . The 2014 metric represents the 90 trading days ended March 6 , 2015 . 8 EXCEPTIONAL EXECUTION OF STRATEGY

84 128 70 80 90 100 110 120 130 Dispositions Pro forma Portfolio Average Guestrooms per Hotel $53.91 $99.12 $35.00 $45.00 $55.00 $65.00 $75.00 $85.00 $95.00 $105.00 Dispositions Pro forma Portfolio RevPAR $5,100 $13,700 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Dispositions Pro forma Portfolio Hotel EBITDA per Key 25.4% 36.1% 22% 24% 26% 28% 30% 32% 34% 36% 38% Dispositions Pro forma Portfolio Hotel EBITDA margin 1 Pro forma information includes trailing twelve month operating results for 93 hotels owned as of June 30, 2015 as if each hotel had been owned by the Company since July 1 , 2014. As a result, these pro forma operating measures include operating results for certain hotels for periods prior to the Company’s ownership. 2 Disposition data is for the trailing twelve months prior to sale for the 24 hotels sold as of June 30, 2015. PORTFOLIO TRANSFORMATION – IPO THROUGH JUNE 2015 9 Since IPO, we have upgraded the quality of our portfolio by acquiring hotels in desirable markets while completing the disposition of non - strategic hotels 1,064 bps 169% 84% 1 1 1 1 2 2 2 2 52%

PREMIUM SELECT - SERVICE PORTFOLIO 1 As of September 14, 2015. 10 Our portfolio consists of 95 premium select - service hotels with top brands, in top markets exhibiting multiple demand drivers and barriers to entry

DIFFERENTIATED INVESTMENT THESIS 11 Unique Approach to Asset Management Strategic Relationships Create Robust Pipeline Diversified Market Methodology Focused on Upscale & Upper Midscale Properties Summit is one of few publicly traded lodging REITs with a nationwide focus on Upscale and Upper Midscale hotels. We believe we can create better value for shareholders by pursuing acquisitions in “beltway markets” with great locations, high barriers to entry and strong demand generators. Relationships with Marriott, Hilton, Hyatt and IHG as well as individual owners, banks and special servicers provide us with attractive acquisition opportunities. We take an aggressive, in - house approach to the oversight and development of our portfolio; we maintain a disciplined strategy to maximize value for our investors in our existing properties, our acquisitions and our renovations.

Source: Smith Travel Research. WHY PREMIUM SELECT - SERVICE…? PROVEN OUTPERFORMANCE 12 Historical RevPAR Growth: Luxury / Upper Upscale vs. Upscale / Upper - midscale $66 $94 $50 $60 $70 $80 $90 $100 1998 2014 + 43 % STR Upscale RevPAR ($) $101 $124 $50 $75 $100 $125 $150 1998 2014 + 23 % STR Upper Upscale RevPAR ($) • Since 1998, STR Upscale RevPAR growth has outpaced STR Upper Upscale RevPAR growth by approximately 87%. • The rise of premium select - service is a direct result of an enhanced guest experience through continual product evolution. • Premium select - service RevPAR growth has outperformed Luxury and Upper Upscale RevPAR growth in each quarter throughout 2014 and the first two quarters of 2015 . 7.9% 8.7% 5.5% 6.8% 7.6% 5.9% 7.0% 6.4% 6.3% 5.5% 8.8% 6.8% 6.2% 5.5% 7.8% 7.5% 5.4% 6.5% 5.3% 4.8% 4.8% 4.3% 6.4% 8.3% 9.6% 8.9% 7.8% 6.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 STR Luxury & Upper Upscale Average STR Upscale & Upper Midscale Average

1 Smith Travel Research. Except where noted, RevPAR growth results are for the quarter ended. SUMMIT’S TRACK RECORD OF OUTPERFORMING 13 RevPAR Performance 1 : INN Same - Store vs. STR Upscale • Summit’s same - store portfolio RevPAR growth has exceeded the STR Upscale RevPAR growth benchmark for thirteen consecutive quarters. • The average margin of RevPAR growth outperformance for Summit has been approximately 200 basis points for more than two years. 6.6% 8.0% 6.2% 6.1% 8.4% 8.9% 11.3% 10.4% 13.3% 8.7% 6.0% 5.4% 5.3% 4.6% 6.4% 8.5% 9.9% 8.6% 7.0% 5.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 INN Same Store STR Upscale INN Same-Store Avg STR Upscale Avg + 203 bps 6.8% 8.8%

CLEAR AND CONSISTENT MISSION 1 P ro forma hotel EBITDA for the twelve months ended June 30, 2015. 2 Includes ten IHG, two Starwood and one Carlson branded hotels owned as of June 30, 2015. 14 By MSA Tier By Franchisor We have executed on our strategy and remain focused on our mission: Maximize Shareholder Returns Through a Portfolio With the Top Brands in Top Markets EBITDA Diversification ¹ By Market • No single market makes up more than 10% of our portfolio EBITDA • No single hotel makes up more than 4% of our portfolio EBITDA 40% 30% 17% 13% Other 2 New Orleans, LA 9% San Francisco, CA 8% Denver, CO 6% Minneapolis, MN 5% Dallas, TX 5% Indianapolis, IN 5% Phoenix, AZ 5% Atlanta, GA 4% Louisville, KY 3% Houston, TX 3% Portland, OR 3% Austin, TX 3% Flagstaff, AZ 3% Nashville, TN 3% Orlando, FL 3% Jackson, MS 2% Salt Lake City, UT 2% 23 Others 28% Top 25 49% Top 50 30% Top 100 9% Other 12%

15 Our Asset and Revenue Management teams have more than 13 decades combined experience in the lodging industry, six decades combined with Summit “SUMMITIZATION” • Unlike many competitors, we have Corporate Revenue Managers. • Continuous monitoring of industry trends and results in comparison to our own. • Regular on - site meetings to offer recommendations and solutions to improve efficiency and ensure compliance. • We are an owner that thinks like an operator and utilizes our hands - on experience to hold our management companies more accountable. • Our exhaustive, “boots - on - the - ground” approach to due diligence maximizes value creation and positions us to best manage the asset going forward. • Increased focus on daily operations . • Real - time data allows our team to proactively respond to opportunities not being captured as well as to correct any operational issues. • We have the ability the negotiate favorable management terms. • We currently utilize ten independent management companies. • We believe the use of independent platforms allows for a complete focus on value creation and total return. Driving SHAREHOLDER VALUE

CAPITAL RECYCLING 16 Upgrading Asset Quality to Drive Stronger Results Strategic dispositions of legacy assets to improve the quality of our portfolio and build shareholder value $3,000 $600 $12,600 $5,300 $0 $3,000 $6,000 $9,000 $12,000 Total Revenue Hotel EBITDA San Antonio, TX Austin, TX 1 Amounts in thousands. 2 Includes trailing twelve month operating results as of September 30, 2014. 3 Includes pro forma trailing twelve month operating results as of June 30, 2015. 4 Represents post - renovation capitalization rate. Disposition 2 Acquisition 3 Country Inn & Suites San Antonio, TX Hampton Inn & Suites Austin, TX Properties 1 1 Land Parcels 3 - Guestrooms 126 209 Transaction Amount 1 $ 7,900 $ 53,000 Renovation Estimate 1 $ 1,800 $ 2,400 Occupancy 74.2% 85.1% ADR $ 84.69 $ 179.43 RevPAR $ 62.86 $ 152.74 RevPAR Index 95.1 110.5 Total Revenue 1 $ 3,000 $ 12,500 Hotel EBITDA 1 $ 600 $ 5,300 Hotel EBITDA Margin 19.4% 42.3% Capitalization Rate 4 4.2% 8.6%

$74.20 $81.13 $79.67 $95.70 $100.31 25.0% 27.0% 29.0% 31.0% 33.0% 35.0% 37.0% 39.0% $65 $70 $75 $80 $85 $90 $95 $100 $105 2011 2012 2013 2014 2015 RevPAR Hotel EBITDA margins VALUE CREATION THROUGH STRATEGIC RENOVATIONS 17 ¹ Operating results from prior owner are presented for 2011 and 2012; the Company’s results are presented for 2013, 2014 and trailing twelve months ended June 30, 2015. Acquisition / Renovation Hyatt Place Orlando, Florida (Universal Studios & Convention Center) • Two properties, with a total of 300 guestrooms, acquired in January 2013 • Acquisition price of $24.1 million or $80,300 per key • Total investment of $92,700 per key post renovation of $3.7 million 25.9% RevPAR growth + 725 bps margin Upside From Renovation 1

$10,000 $13,700 $2,600 $4,400 $104 $147 $95 $100 $105 $110 $115 $120 $125 $130 $135 $140 $145 $150 $155 $160 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Acquisition ¹ Post Conversion ² RevPAR *in millions Total Revenue Hotel EBITDA RevPAR 18 DoubleTree by Hilton San Francisco, CA 1 Includes trailing twelve month operating results as of December 31, 2013. 2 Based on estimates for the year - ended 2015 where applicable. 3 Represents post - renovation capitalization rate on 2015 estimates. 4 Amounts in thousands. VALUE CREATION THROUGH BRAND CONVERSION Acquisition 1 Post Conversion 2 Purchase Price 4 $ 39,060 $ 43,560 Per Key $ 186,000 $ 207,400 Guestrooms 210 210 Revenue 4 $ 10,000 $ 13,700 Hotel EBITDA Margin 25.7% 32.3% Capitalization Rate 5.6% 8.9% 3 Strategic brand conversion to improve the quality of our portfolio and build shareholder value +41.3%

(a) Source: SNL, Management estimates. THE ART OF CAPTURING EMBEDDED VALUE 19 Price per Key Valuation 3 Recognized an opportunity to create shareholder value by converting 5 standard king suites into 10 guestrooms (five standard king + five standard queen) Before – 1 King Suite – Fairfield Inn & Suites Louisville After – 1 Standard King and 1 Standard Queen - Fairfield Inn & Suites Louisville Implied Value Creation Louisville Fairfield 2015E Hotel EBITDA per key $ 16,800 Implied INN 2015E EBITDA multiple (a ) 13.4x Implied value per key $ 224,300 Rooms added 5 Implied value creation $ 1,121,500 Strong Return on Investment $9,250 $16,800 Renovation cost per key Hotel EBITDA per key (a) +182% Return

Dividend Payout Ratio 2 1 SNL data based on closing price on September 11, 2015. 2 SNL data based on 2015 FactSet Consensus FFO estimates as of September 11, 2015. For APLE, the data represents Baird Research 2015E Core FFO of $1.58 per s ha re as SNL data is unavailable. STRONG AND WELL COVERED DIVIDEND 20 Price per Key Valuation 3 Current Dividend Yield 1 Total Enterprise Value / 2015E EBITDA 1 6.3% 6.2% 5.7% 5.4% 5.1% 4.6% 4.6% 4.5% 4.3% 3.9% 3.2% 2.6% 1.9% 1.4% 0.0% 0% 1% 2% 3% 4% 5% 6% 7% AHT APLE LHO CHSP CLDT RLJ HT HST DRH INN PEB AHP FCH SHO BEE 75.9% 69.2% 62.0% 53.1% 52.5% 50.9% 49.3% 48.9% 48.4% 40.4% 37.0% 23.4% 18.2% 15.3% 0.0% 0% 10% 20% 30% 40% 50% 60% 70% 80% APLE CHSP LHO RLJ HST CLDT PEB DRH HT INN AHT AHP FCH SHO BEE

100% 100% 96% 91% 90% 72% 61% 57% 55% 54% 52% 48% 43% 36% 25% 23% 1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% - - $26 $10 - - - - - - $3 $90 $8 - $94 $50 $12 $109 $19 - $75 - $140 $85 $- $25 $50 $75 $100 $125 $150 $175 $200 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Unsecured Revolving Credit Facility Unsecured Term Loan - 7YR Unsecured Term Loan - 5YR Secured Non-Recourse Loans Secured Recourse Loans CONSERVATIVE CAPITAL STRUCTURE Debt Maturity Schedule 1 REIT Credit Statistics and Debt Overview Total Debt 1 $721.0 million Total Debt / Total Enterprise Value 35.5% Net Debt / 2015E EBITDA ² 4.6x Weighted Average Debt Maturity 5 4.6 years Weighted Average Interest Rate 5 4.04% Interest Coverage Ratio 3 5.1x FY 2015E FFO Payout Ratio 4 40% 1 Debt balances as of June 30, 2015. 2 Calculated using consensus 2015E EBITDA of $149.7 million as of August 26, 2015. 3 The interest coverage ratio is calculated by dividing 2015E consensus EBITDA by total d ebt multiplied by weighted average interest rate. 4 2015 estimates are based on consensus of $1.17 FFO per share and assumes annual common dividend of $0.47 per share. 5 SNL Financial data as of June 30, 2015. HST data as of December 31, 2014. 21 2015 – 2019 Debt Maturities (% of Total Debt) 5 *in millions

NYSE:INN